UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 2, 2013

Date of Report (Date of earliest event reported)

PROOFPOINT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35506	51-0414846
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

892 Ross Drive, Sunnyvale, CA		94089
(Address of principal executive offices)		(Zip Code)

(408) 517-4710

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

On July 2, 2013, Wade Chambers, the Company’s Executive Vice President of Engineering, notified the Company that he intends to terminate his employment, with July 12, 2013 expected to be his final date of employment.  The Company intends to reorganize the engineering organization into three teams, each of which reports directly to a Vice President responsible for one or more of the Company’s security-as-a-service platform solutions.  The teams will be organized as follows: Proofpoint Enterprise Protection and Privacy; Proofpoint Enterprise Archive and Governance; and Proofpoint Mail Essentials.  This reorganization is expected to eliminate the need for an Executive Vice President of Engineering going forward.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2013	PROOFPOINT, INC.

	By:	/s/ Paul Auvil
Paul Auvil
Chief Financial Officer